                 AMENDMENT NO. 1 TO CREDIT AGREEMENT

         AMENDMENT dated as of March 18, 1996 among CROWN PAPER CO., CROWN VANTAGE INC., the BANKS listed on the signature pages hereof (the "BANKS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent.

                        W I T N E S S E T H :

         WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of August 15, 1995 (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement as more fully set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

         SECTION 2.  AMENDMENTS OF THE AGREEMENT.

         (a) Section 1.1 is amended by the addition of the following defined term in its appropriate alphabetical position:

              "Permitted IRB Debt" means the industrial revenue bond financings set forth in Exhibit J, including all obligations of the Borrower in respect thereof, and, subject to the PROVISO in Section 5.10 (j), any refinancing, replacement or refunding thereof.

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         (b)  The definitions of "Available Cash Flow", "Excess Cash Flow"
    and "Reduction Percentage" in Section 1.1 are amended to read in their entirety as follows:

         "Available Cash Flow" means, for any fiscal period, cash provided by operating activities for such period, determined in accordance with generally accepted accounting principles, as the same is reported (or would be reported) in the "consolidated statement of cash flows" of the Borrower and its Consolidated Subsidiaries for such period.

         "Excess Cash Flow" means, for any period the excess (if any) of:

              (A) Available Cash Flow for such period OVER

              (B) the sum of (i) Consolidated Capital Expenditures permitted to be made during such period under Section 5.18 (a) (i) (whether or not made during such period or any subsequent period),
         (ii) Consolidated Capital Expenditures actually made during such period under Section 5.18 (a) (iii), (iii) cash dividends paid to Holdings during such period in accordance with clause (c) of the proviso to Section 5.15, (iv) scheduled amortization of long-term Debt of the Borrower and its Consolidated Subsidiaries during such period, (v) optional prepayments of the Term Loans during such period and (vi) the aggregate Net Cash Proceeds of Permitted Receivables Dispositions received during such period.

         "Reduction Percentage" means, (i) in respect of an Asset Sale, a Permitted Receivables Disposition, an incurrence of Debt other than Debt permitted under clauses (a) through (k) of Section 5.10 or receipt of Major Casualty Proceeds, 100%, (ii) in respect of an incurrence of Debt described in clause (ii) (A) of the Definition of "Reduction Event", 50%, (iii) in respect of Excess Cash Flow, 75%, and (iv) in respect of any Equity Issuance, 66.7% until the aggregate Net Cash Proceeds from all Equity Issuances equals $50,000,000 and 50% thereafter.

         (c)  Clause (ii) of the definition of "Reduction Event" in Section
    1.1 is amended to read in its entirety as follows:

         (ii) (A) the incurrence of Permitted IRB Debt set forth in Part B of Exhibit J (regardless of whether, for purposes of Section 5.10, any such Permitted IRB Debt is permitted by clause (g) or clause (k) of such Section) and (B) the incurrence of any Debt by Holdings or any of its Subsidiaries, other than Debt permitted under clauses (a) through (k) of
     Section 5.10.

         (d) Clause (k) of Section 5.1 of the Agreement is amended by substituting the number "45" for the number "30" in the first line thereof.

         (e) Clause (j) of Section 5.10 is amended to read in its entirety as follows:

         (j) Debt of the Borrower or its Subsidiaries representing a refinancing, replacement or refunding of (i) Debt permitted by clause (b) or (c) above or clause (k) below or (ii) Permitted IRB Debt permitted by clause (g) above; PROVIDED that the aggregate principal amount of such Debt outstanding or available and the interest rate PER ANNUM payable by the Borrower and its Subsidiaries with respect to such Debt will not be increased, and the weighted average remaining life to maturity of such Debt will not be decreased by reason of such refinancing, replacement or refunding (for purposes of determining whether the interest rate PER ANNUM will be increased in connection with any such refinancing, replacement or refunding, any letter of credit fees, guarantee fees or other credit support fees applicable to the outstanding Debt or to the refinancing, replacement or refunding thereof shall be taken into account).

         (f) Section 5.10 is amended by the addition of the following new clause (k):

             (k) Permitted IRB Debt not otehrwise permitted by this Section; PROVIDED that 50% of the principal or face amount of any Permitted IRB Debt set forth in Part B of Exhibit J shall be permitted only by clause (g) above and not this clause (k) and PROVIDED FURTHER that Permitted IRB Debt (including without limitation any Permitted IRB Debt set forth in Part A of Exhibit J and any refinancing, refunding or replacement of any Permitted IRB Debt set forth in Part B of Exhibit J) constituting a refinancing, replacement or refunding of other Debt shall be permitted only by clause (j) above and not this clause (k).

          (g) Exhibit J hereto is added to the Agreement as Exhibit J thereto.

          (h) Section 5.23(a)(ii) is amended by:

          (i) adding the parenthetical "(but excluding in any event the Permitted Other Debt Payment (if any) with respect to the outstanding principal amount (and any related premium) of the Industrial Development Authority of the City of Richmond, Virginia Industrial Development Revenue Bonds (James River Paper), Series of 1973 (the "Richmond IRB's") made in reliance on the second proviso of this subsection (a)(ii)
     " immediately after the phrase "subsection (a)(ii)" in the eighth line thereof, and

         (ii) adding the following proviso at the end of the first sentence thereof: "and PROVIDED FURTHER that the Borrower may prepay in whole, on or prior to December 31, 1996, the Richmond IRB's.

         SECTION 3. AMENDMENTS OF THE MORTGAGES. The Banks hereby consent to the execution and delivery by the Collateral Agent of amendments to any Mortgage, in form satisfactory to the Collateral Agent, to provide that the Permitted IRB Debt may be secured thereunder equally and ratably with the obligations of the Borrower under the Loan Documents, PROVIDED that (i) no consent of the holders of Permitted IRB Debt shall be required in connection with any further amendment of any Mortgage (except as set forth in clause
(ii) of this proviso), any release of all or any portion of the Collateral thereunder or any exercise of remedies thereunder and (ii) the consent of the trustee for each separate indenture or similar instrument pursuant to which any bonds constituting Permitted IRB Debt have been issued (such consent to be obtained in accordance with the provisions of each such indenture or similar instrument) shall be required with respect to any amendment to any Mortgage the effect of which amendment is to eliminate the equal and ratable sharing of the Collateral between the Banks and the holders of Permitted IRB Debt, it being understood that the release of assets from the Lien created by any Mortgage does not constitute such an amendment even if such release is made in connection with a sale of such assets and the proceeds of such sale are applied in whole to repay the Loans.

         SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received (x) duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (y) an endorsement to each of the title policies delivered to the Administrative Agent pursuant to Section 3.1(f) of the Agreement to the effect that the priority of the Mortgage insured thereby with respect to any Secured Obligations (as defined in such Mortgage), other than any Secured Obligations consisting of Secured IRB Debt (as defined in such Mortgage) or any renewals or extensions thereof, is unaffected by the execution and delivery of this Amendment and any amendment to such Mortgage pursuant to
Section 3 hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                              CROWN PAPER CO.


                                              By /s/ Charles Shreve
                                                 -----------------------------
                                                Title:  Senior Vice President
                                                         & Chief Financial
                                                         Officer



                                              CROWN VANTAGE INC.


                                              By /s/ Charles Shreve
                                                 -----------------------------
                                                Title:  Senior Vice President
                                                         & Chief Financial
                                                         Officer



                                              MORGAN GUARANTY TRUST COMPANY
                                                OF NEW YORK


                                              By /s/ Jeffrey Hwang
                                                 -----------------------------
                                                Title:  Vice President



                                              THE BANK OF NEW YORK


                                              By /s/ Lisa Y. Brown
                                                 -----------------------------
                                                Title:  Vice President

                                              THE LONG-TERM CREDIT BANK
                                                     OF JAPAN, LTD.


                                              By /s/ T. Morgan Edwards II
                                                 -----------------------------
                                                Title:  Vice President &
                                                         Manager


                                              By /s/ Y. Kamisawa
                                                 -----------------------------
                                                Title:  Deputy General
                                                         Manager



                                              NATIONSBANK, N.A.  (CAROLINAS)


                                              By /s/ Michael Tousignant
                                                 -----------------------------
                                                Title:  Vice President



                                              TORONTO DOMINION
                                                 (TEXAS), INC.


                                              By /s/ Diane Bailey
                                                 -----------------------------
                                                Title:  Vice President



                                              THE CHASE MANHATTAN BANK, N.A.


                                              By /s/ Nancy A. Bridgman
                                                 -----------------------------
                                                Title:  Vice President



                                              MIDLAND BANK PLC


                                              By /s/ Martin Brown
                                                 -----------------------------
                                                Title:  Director, New York
                                                         Branch

                                              CHRISTIANIA BANK
                                                OG KREDITKASSE


                                              By /s/ Carl-Petter Svendsen
                                                 -----------------------------
                                                Title:  First Vice President


                                              By /s/ Peter M. Dodge
                                                 -----------------------------
                                                Title:  Vice President



                                              CREDITANSTALT CORPORATE
                                                FINANCE, INC.


                                              By /s/ Dennis C. O'Dowd
                                                 -----------------------------
                                                Title:  Chief Executive
                                                         Officer


                                              By /s/ Jim McCann
                                                 -----------------------------
                                                Title:  Vice President



                                              DRESDNER BANK AG


                                              By /s/ Sidney S. Jordan
                                                 -----------------------------
                                                Title:  Vice President


                                              By /s/ Jon M. Bland
                                                 -----------------------------
                                                Title:  Senior Vice President



                                              PNC BANK, NATIONAL
                                                ASSOCIATION


                                              By /s/ Anthony L. Trunzo
                                                 -----------------------------
                                                Title:  Vice President &
                                                         Manager



                                              WELLS FARGO BANK, N.A.


                                              By /s/ Ralph Turner
                                                 -----------------------------
                                                Title:  Vice President

                                              BANQUE FRANCAISE DU COMMERCE
                                                EXTERIEUR


                                              By /s/ Timothy Daileader
                                                 -----------------------------
                                                Title:  Assistant Vice
                                                         President



                                              CERES FINANCE LTD.


                                              By /s/ Darren P. Riley
                                                 -----------------------------
                                                Title:  Director



                                              STRATA FUNDING LTD.


                                              By /s/ Darren P. Riley
                                                 -----------------------------
                                                Title:  Director



                                              RESTRUCTURED OBLIGATIONS
                                                BACKED BY SENIOR ASSETS,
                                                B.V.

                                              By: Cancellor Senior
                                                   Secured Management,
                                                   Inc. as Portfolio
                                                   Agent



                                              By /s/ Chris Bondy
                                                 -----------------------------
                                                Title:  Director



                                              KEYPORT LIFE INSURANCE COMPANY


                                              By /s/ Chris Bondy
                                                 -----------------------------
                                                Title:  Director

                                              MERRILL LYNCH SENIOR FLOATING
                                                RATE FUND, INC.


                                              By /s/ John W. Fraser
                                                 -----------------------------
                                                Title:  Authorized Signatory



                                              EATON VANCE


                                              By
                                                 -----------------------------
                                                Title:



                                              FIRST SOURCE FINANCIAL, INC.


                                              By /s/ James J. Russell
                                                 -----------------------------
                                                Title:  Vice President



                                              THE NORTHWESTERN MUTUAL LIFE
                                                INSURANCE COMPANY


                                              By /s/ A. Kipp Koester
                                                 -----------------------------
                                                Title:  Vice President



                                              PILGRIM PRIME RATE TRUST


                                              By /s/ Howard Tiffen
                                                 -----------------------------
                                                Title:  Senior Vice President



                                              PROTECTIVE LIFE INSURANCE
                                                COMPANY


                                              By /s/ Mark K. Okada
                                                 -----------------------------
                                                Title:  Principal of
                                                         Protective Asset
                                                         Management Co.

                                              MORGAN GUARANTY TRUST COMPANY
                                                OF NEW YORK, as
                                                Administrative Agent


                                              By /s/ Jeffrey Hwang
                                                 -----------------------------
                                                Title:  Vice President